Exhibit 10.2

Execution Version

FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 11, 2025 (this “Amendment”), by and among Cloudflare, Inc., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as defined below) party hereto and Citibank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, inter alios, the Borrower, each Guarantor, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Revolving Credit and Guaranty Agreement, dated as of May 17, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment having the same meanings assigned thereto in the Credit Agreement);

WHEREAS, pursuant to Section 10.2 of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended as more fully described herein and the Lenders party hereto, which constitute the Required Lenders, are so willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Amendment to Credit Agreement. The definition of “Total Net Leverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following: ~~stricken text~~) and by inserting the double-underlined text (indicated textually in the same manner as the following: double-underlined text) as follows:

“Total Net Leverage Ratio” means, as of any date, the ratio of (a) the sum of (i) Consolidated Funded Indebtedness on such date minus (ii) (A) prior to the earlier of the maturity date of the 2026 Convertible Notes (as in effect on June 11, 2025) and the date on which the 2026 Convertible Notes are repaid in full, (I) solely for purposes of determining compliance with Sections 6.1(j) and 6.10(a), the lesser of (A) the sum of (x) $1,000,000,000 plus (y) the aggregate principal amount of any Permitted Convertible Indebtedness (other than the 2026 Convertible Notes) not to exceed $1,000,000,000 and (B) the aggregate amount of Unrestricted Cash, and (II) other than for determining compliance with Sections 6.1(j) and 6.10(a), the lesser of (x) $1,000,000,000 and (y) the aggregate amount of Unrestricted Cash, and (B) on and after the earlier of the maturity date of the 2026 Convertible Notes (as in effect on June 11, 2025) and the date on which the 2026 Convertible Notes are repaid in full, the lesser of (x) $1,000,000,000 and (y) the aggregate amount of Unrestricted Cash to (b) Consolidated Adjusted EBITDA for the period of four consecutive fiscal quarters ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter most recently ended prior to such date).

SECTION 2.         Representations and Warranties. The Borrower and the other Loan Parties hereby represent and warrant on the Amendment Effective Date (as defined below) that:

(a)            The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, equity holder action. Each Loan Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)            The execution, delivery and performance by the Loan Parties of this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make has not had and could not reasonably be expected to have a Material Adverse Effect and (iii) filings or other actions necessary to perfect Liens created under the Security Documents, (b) except as has not had and could not reasonably be expected to have a Material Adverse Effect, will not violate any applicable law or regulation or any order of any Governmental Authority, (c) will not violate any charter, by-laws or other organizational document of the Borrower or any of its Subsidiaries, (d) except, in each case, as has not had and could not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (c)) binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries (other than the Liens created pursuant to the Collateral Documents).

(c)            At the time of and immediately after the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

(d)            The representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects.

SECTION 3.         Conditions of Effectiveness of the Amendment. This Amendment shall become effective as of the date on which the following conditions shall have been satisfied (or waived) (the “Amendment Effective Date”):

(a)            the Administrative Agent (or its counsel) shall have received counterparts to this Amendment, duly executed by (i) the Borrower and the Guarantors and (ii) the Lenders constituting the Required Lenders;

(b)            at the time of and immediately after the Amendment Effective Date, no Default or Event of Default shall have occurred or be continuing; and

(c)            the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects.

SECTION 4.         Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)            On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)            The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

(d)            This Amendment shall not extinguish the Loans or any other Obligations outstanding under the Credit Agreement. Nothing contained herein shall be construed as a substitution or novation of the Loans or any other Obligations outstanding under the Credit Agreement, which shall remain outstanding after the Amendment Effective Date as modified hereby.

(e)            The Borrower expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof and (ii) nothing in this Amendment shall affect or limit the Administrative Agent’s or Lenders’ right to demand payment of liabilities owing from Borrower to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence and continuance of an Event of Default under the Credit Agreement or the other Loan Documents.

(f)             This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 5.         Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Loan Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment and shall apply equally to the Requested Increase.

SECTION 6.         Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment in accordance with, and to the extent required by, the terms and conditions of Section 10.3(a) of the Credit Agreement.

SECTION 7.         Execution in Counterparts. Delivery of an executed counterpart of a signature page of this Amendment and/or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment and/or the transactions contemplated hereby and/or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Guarantor hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Guarantors, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any Ancillary Document based solely on the lack of paper original copies of this Amendment and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

SECTION 8.         Governing Law; Jurisdiction; Consent to Service of Process.

(a)            THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK without giving effect to any choice of law or conflict of law provision or rule of any jurisdiction that would cause the application of the law of any other jurisdiction.

(b)            Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the borough of Manhattan (or if such court lacks jurisdiction, the Supreme Court of the State of New York sitting in the borough of Manhattan) and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined, exclusively in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Loan Party or its properties in the courts of any jurisdiction.

(c)            Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)            Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

SECTION 9.         WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

SECTION 10.       Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CLOUDFLARE, INC.,
as the Borrower

By:	/s/ Thomas Seifert
Name: Thomas Seifert
Title: Chief Financial Officer

CLOUDFLARE US, INC.,
as a Guarantor

By:	/s/ Thomas Seifert
Name: Thomas Seifert
Title: Chief Financial Officer

[Signature Page to First Amendment (Cloudflare)]

CITIBANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ James Reed
Name: James Reed
Title: Authorized Signatory

[Signature Page to First Amendment (Cloudflare)]

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Brian Buck
Name: Brian Buck
Title: Managing Director

[Signature Page to First Amendment (Cloudflare)]

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

[Signature Page to First Amendment (Cloudflare)]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

[Signature Page to First Amendment (Cloudflare)]

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Moses Papadopoulos
Name: Moses Papadopoulos
Title: Authorized Signatory

[Signature Page to First Amendment (Cloudflare)]